Exhibit 4.3

EXECUTION COPY

FIRST AMENDMENT TO AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT

AND FIRST AMENDMENT TO SECURITY AGREEMENT

AND CONSENT TO AMENDMENT TO INTERCREDITOR AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY AGREEMENT AND CONSENT TO AMENDMENT TO INTERCREDITOR AGREEMENT (this “Amendment”), dated as of July 25, 2007, is among Critical Homecare Solutions, Inc., a Delaware corporation (“Borrower”), KCHS Holdings, Inc., a Delaware corporation (“Holdings”), the Subsidiary Guarantors, the Lenders party hereto and the Agents (each as defined below).

RECITALS

WHEREAS, Holdings and Borrower are parties to that certain Amended and Restated First Lien Credit Agreement, dated as of January 8, 2007 (as amended, restated supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, Borrower, the Subsidiary Guarantors (as defined in the Credit Agreement; unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement), the Lenders, Jefferies Finance LLC, as lead arranger (in such capacity, the “Arranger”), as book manager (in such capacity, the “Book Manager”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”), Churchill Financial LLC, as syndication agent (in such capacity, the “Syndication Agent”), Jefferies Finance LLC, as swingline lender (in such capacity, the “Swingline Lender”) for the Lenders, and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as documentation agent for the Lenders (in such capacity, the “Documentation Agent”), and as issuing bank for the Lenders (in such capacity, the “Issuing Bank”);

WHEREAS, Holdings and Borrower are parties to that certain Security Agreement, dated as of January 8, 2007 (as amended, restated supplemented or otherwise modified from time to time, the “Security Agreement”), among Holdings, Borrower, the Subsidiary Guarantors and the Collateral Agent;

WHEREAS, Holdings and Borrower are parties to that certain Intercreditor Agreement, dated as of January 8, 2007 (as amended, restated supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Holdings, Borrower, the Collateral Agent and Blackstone Corporate Debt Administration L.L.C., as second lien collateral agent;

WHEREAS, pursuant to Section 11.02(b) of the Credit Agreement, the Loan Parties, Administrative Agent, the Collateral Agent and the requisite Lenders party hereto desire to amend certain provisions of the Credit Agreement and the Security Agreement as set forth herein, and the requisite Lenders desire to consent to an amendment to the Intercreditor Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Amendments of Section 1.01 of the Credit Agreement.

(a) The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by (X) deleting “$2,000,000” and “$1,500,000” in the second and third lines of clause (j) thereof and substituting in lieu thereof “$3,000,000” and “$3,000,000”, respectively; (Y) deleting “$2,500,000” and “$2,000,000” in the second and third lines of clause (k) thereof and substituting in lieu thereof “$3,000,000” and “$3,000,000,” respectively; and (Z) by inserting the following new clause (o):

“(o) costs and expenses directly incurred by Holdings in connection with an IPO (not to exceed $2,500,000 in the aggregate for all periods) during such period, and”.

(b) The definition of “Consolidated Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended by deleting “$1,000,000” in the third line thereof and substituting in lieu thereof “$2,500,000.”

(c) Clause (xi) of the definition of “Permitted Acquisition” in Section 1.01 of the Credit Agreement is hereby amended by (X) inserting the phrase “the East Goshen Acquisition,” in the first line thereof immediately following the phrase “except for” and (Y) deleting the phrase “Closing Date” in the fifth line thereof and substituting the phrase “First Amendment Effective Date” in lieu thereof.

(d) The definition of “Term Loan Commitment” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and substituting in lieu thereof the following:

““Term Loan Commitment” shall mean, with respect to each Lender, the Closing Date Term Loan Commitment, the Delayed Draw Term Loan Commitment and/or New Term Loan Commitment, as the case may be, of such Lender. The aggregate principal amount of the Lenders’ Term Loan Commitments on the First Amendment Effective Date is $116,000,000.”

(e) The definition of “Term Loans” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and substituting in lieu thereof the following:

““Term Loans” shall mean the term loans made by the Lenders to Borrower pursuant to Section 2.01(a), Section 2.01(b) and Section 2.01(d). Each Term Loan shall be either an ABR Term Loan or a Eurodollar Term Loan.”

(f) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

““Applied Health Care” shall mean Applied Health Care, Inc., a Delaware corporation.

“Applied Health Care Acquisition Agreement” shall mean that certain partnership interest purchase agreement, dated as of June 27, 2007, among Applied Health Care, Ltd., Applied HC, L.L.C., each of the persons set forth on Schedule A thereto, CHS Applied Healthcare GP, Inc. and CHS Applied Healthcare LP, Inc.

“Applied Health Care Earn-Out Obligations” shall mean all obligations required to be paid by Applied Health Care, as successor-in-interest to Applied Health Care, Ltd., to

Applied HC, L.L.C. and each of the persons set forth on Schedule A to the Applied Health Care Acquisition Agreement in accordance with the earn-out provision set forth in Section 3.1(b) of the Applied Health Care Acquisition Agreement, as in effect on June 27, 2007, up to a maximum of $1,400,000, based on Gross Profit from treatment of two patients under the Cerazyme Business (as such terms are defined in the Applied Health Care Acquisition Agreement, as in effect on the June 27, 2007).

“Brunswick/Melbourne Acquisition” shall mean the acquisition by Borrower of all of the outstanding capital stock of each of Option Care of Brunswick, Inc., a Georgia corporation, and Option Care of Melbourne, Inc., a Georgia corporation.

“Cash Contribution” shall mean a cash contribution by Holdings to Borrower of at least $2,200,000 as partial consideration to complete the Brunswick/Melbourne Acquisition.

“East Goshen” shall mean East Goshen Pharmacy, Inc., a Pennsylvania corporation.

“East Goshen Acquisition” shall mean the acquisition by Borrower of all of the outstanding capital stock of East Goshen.

“East Goshen Acquisition Agreement” shall mean that certain stock purchase agreement, to be dated on or before September 14, 2007, among East Goshen, each of the persons set forth on Schedule A thereto and Borrower.

“East Goshen Earn-Out Obligations” shall mean all obligations required to be paid by East Goshen to each of the persons set forth on Schedule A to the East Goshen Acquisition Agreement in accordance with the earn-out provision set forth in Section 3.1(b) of the East Goshen Acquisition Agreement up to a maximum of $900,000, based on East Goshen’s EBITDA and Gross Profits for the Earn-Out Period (as such terms are defined in the East Goshen Acquisition Agreement).

“First Amendment Effective Date” shall mean July 25, 2007.

“New England Sellers” shall mean the holders of all of the issued and outstanding common stock of New England set forth on Schedule A to the New England Acquisition Agreement, as in effect on September 8, 2006.

“New Term Loan Commitment” shall mean, with respect to each Lender, the commitment, if any, of such Lender to make a New Term Loan hereunder on the First Amendment Effective Date in the amount set forth on Annex III or on Schedule 1 to the Assignment and Acceptance pursuant to which such Lender assumed its New Term Loan Commitment, as applicable, as the same may be reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 11.04. The aggregate principal amount of the Lenders’ New Term Loan Commitments on the First Amendment Effective Date is $16,000,000.

“New Term Loans” shall mean the Term Loans issued pursuant to Section 2.01(d) in an aggregate principal amount equal to the aggregate principal amount of Lenders’ New Term Loan Commitments.”

Section 2. Amendments of Section 2.01 of the Credit Agreement. Section 2.01 of the Credit Agreement is hereby amended by (W) deleting the reference to “clause (b)” in the final paragraph thereof and substituting in lieu thereof a reference to “clause (c),” (X) deleting the word “and” at the end of Section 2.01(b), (Y) deleting the period at the end of Section 2.01(c) and substituting in lieu thereof “; and”, and (Z) inserting a new Section 2.01(d) as follows:

“(d) to make a New Term Loan to Borrower on the First Amendment Effective Date in the principal amount equal to its New Term Loan Commitment.”

Section 3. Amendment of Section 2.07(a) of the Credit Agreement. Section 2.07(a) of the Credit Agreement is hereby amended by inserting the following new sentence immediately following the second sentence thereof:

“The New Term Loan Commitments shall automatically terminate at 5:00 p.m., New York City time, on the First Amendment Effective Date.”

Section 4. Amendments of Section 2.10 of the Credit Agreement. Section 2.10 of the Credit Agreement is hereby amended by (X) inserting the phrase “and (k)” in the fourth line of clause (i) thereof, immediately following the phrase “Section 2.10(c)-(g)” and (Y) inserting the following new clause (k) at the end thereof:

“(k) East Goshen Acquisition. If the East Goshen Acquisition shall not have been consummated on or before September 14, 2007, not later than one Business Day thereafter Borrower shall make prepayments in accordance with Sections 2.10(h) and (i) in an aggregate principal amount equal to the aggregate New Term Loan Commitments minus the sum of (i) the Cash Contribution, (ii) the principal amount of New Term Loans necessary to complete the Brunswick/Melbourne Acquisition and (iii) reasonable and documented fees and expenses incurred in connection with the East Goshen Acquisition.”

Section 5. Amendment of Section 3.12 of the Credit Agreement. Section 3.12 of the Credit Agreement is hereby amended by (X) deleting the word “and” immediately before clause (d) thereof, (Y) re-lettering clause “(d)” thereof as new clause “(e)” and (Z) inserting the following new clause (d) in place thereof:

“(d) the New Term Loans, if any, made on the First Amendment Effective Date to finance the Brunswick/Melbourne Acquisition and, if consummated on or before September 14, 2007, the East Goshen Acquisition, and”

Section 6. Amendments of Section 5.01 of the Credit Agreement.

(a) Section 5.01(a) of the Credit Agreement is hereby amended by deleting the parenthetical phrase “(including a note with an unaudited consolidating statement of income separating out Borrower and its Subsidiaries)” in the fifth and sixth lines thereof and substituting the parenthetical phrase “(including a note with a statement of income for such period for Borrower’s segments, as determined and prepared in accordance with GAAP, the Securities Act, the Exchange Act and the rules and regulations thereunder)” in lieu thereof.

(b) Section 5.01(b) of the Credit Agreement is hereby amended by deleting the parenthetical phrase “(including a note with a consolidating statement of income separating out Borrower and its Subsidiaries)” in the sixth and seventh lines thereof and substituting the parenthetical phrase “(including a note with a statement of income for such quarterly period for Borrower’s segments, as determined and prepared in accordance with GAAP, the Securities Act, the Exchange Act and the rules and regulations thereunder)” in lieu thereof.

Section 7. Amendment of Section 6.01(l) of the Credit Agreement. Section 6.01(l) of the Credit Agreement is hereby amended by inserting the phrase “, the Applied Health Care Earn-Out Obligations and the East Goshen Earn-Out Obligations” immediately following the phrase “the New England Earn-Out Obligations.”

Section 8. Amendments of Section 6.10 of the Credit Agreement.

(a) Section 6.10(a) of the Credit Agreement is hereby amended by deleting the minimum Consolidated EBITDA covenant level chart in its entirety and substituting in lieu thereof a replacement minimum Consolidated EBITDA covenant level chart in the form attached as Exhibit A hereto.

(b) Section 6.10(b) of the Credit Agreement is hereby amended by deleting the maximum Total Leverage Ratio covenant level chart in its entirety and substituting in lieu thereof a replacement maximum Total Leverage Ratio covenant level chart in the form attached as Exhibit B hereto.

(c) Section 6.10(d) of the Credit Agreement is hereby amended by deleting the maximum Capital Expenditures covenant level chart in its entirety and substituting in lieu thereof a replacement maximum Capital Expenditures covenant level chart in the form attached as Exhibit C hereto.

Section 9. Amendment of Annex II to the Credit Agreement. Annex II to the Credit Agreement is hereby amended by deleting Annex II in its entirety and substituting in lieu thereof a replacement Annex II in the form attached as Exhibit D hereto.

Section 10. Amendment of Annex III to the Credit Agreement. Annex III to the Credit Agreement is hereby amended by deleting Annex III in its entirety and substituting in lieu thereof a replacement Annex III in the form attached as Exhibit E hereto.

Section 11. Amendments of Security Agreement.

(a) Section 3.4(c) of the Security Agreement is hereby amended by (X) inserting the following proviso immediately after clause (ii) in the third to last sentence thereof: “provided that aggregate amount on deposit in Deposit Accounts excluded from the requirements of this Section 3.4(c) by virtue of this clause (ii) may not at any time exceed $100,000,” and (Y) by inserting the following new sentence at the end thereof:

“Notwithstanding the foregoing, in connection with the consummation of a Permitted Acquisition, Borrower shall cause each Deposit Account or Lockbox Account of the new Pledgor acquired in such Permitted Acquisition to become subject to a Deposit Account Control Agreement or Lockbox Agreement, as applicable, as soon as reasonably practicable following consummation of such Permitted Acquisition, but in no event later than 90 days following the consummation of such Permitted Acquisition or such later date (but, in no event, to exceed an additional 60 days) as is acceptable to the Collateral Agent in its sole discretion.”

(b) Section 3.4(e) of the Security Agreement is hereby amended by inserting the following new sentence at the end thereof:

“Notwithstanding the foregoing, in connection with the consummation of a Permitted Acquisition, Borrower shall cause each Securities Account or Commodity Account of the new Pledgor acquired in such Permitted Acquisition to become subject to a Control Agreement as soon as reasonably practicable following consummation of such Permitted Acquisition, but in no event later than 90 days following the consummation of such Permitted Acquisition or such later date (but, in no event, to exceed an additional 60 days) as is acceptable to the Collateral Agent in its sole discretion.”

Section 12. Consent to Amendment of Intercreditor Agreement. The requisite Lenders party hereto hereby consent to the following amendment to the Intercreditor Agreement and authorize the Collateral Agent to enter into such documentation as the Collateral Agent shall deem necessary to give effect to such amendment. Section 1.1 of the Intercreditor Agreement shall be amended by deleting the definition of “First Lien Cap Amount” in its entirety and substituting in lieu thereof the following:

““First Lien Cap Amount” means (I) $149,600,000, plus (II) the principal amount of Loans (not to exceed $6,000,000) made pursuant to the First Lien Credit Agreement the proceeds of which are applied to make Permitted Acquisitions, minus (III) the sum of (A) the amount of all repayments and prepayments applied to the principal amount of any term loans under the First Lien Loan Documents and (B) the amount of all repayments and prepayments of the principal amount of any revolving loan under the First Lien Loan Documents, to the extent accompanied by a corresponding reduction in the applicable commitment amount (other than reductions in sub-facility commitment amounts where not accompanied by a reduction in the related facility commitment amounts) (excluding, in all events, any such repayments and prepayments to the extent (and only to the extent) Refinanced at the time of such repayment or prepayment, as the case may be, with a principal (or equivalent) amount of Indebtedness).”

Section 13. Conditions Precedent. This Amendment shall become effective upon satisfaction of each of the following conditions precedent:

(a) The Administrative Agent and the Collateral Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent and the Collateral Agent:

(i) Amendment. This Amendment and each other instrument, document or certificate required by the Administrative Agent or the Collateral Agent, duly executed and delivered by Holdings, Borrower, the requisite Lenders and any other person in connection with this Amendment, including a legal opinion of counsel to Borrower and Holdings; and

(ii) Additional Information. Such additional documents, instruments and information as the Administrative Agent or the Collateral Agent may reasonably request to effect the transactions contemplated hereby.

(b) The representations and warranties contained herein and in the Loan Documents shall be true and correct in all material respects as of the date hereof as if made on the date hereof (except for those which by their terms specifically refer to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

(c) All corporate proceedings taken in connection with the execution and delivery of this Amendment and all other agreements, documents and instruments executed and/or delivered pursuant thereto, and all legal matters incident thereto, shall be satisfactory to the Administrative Agent and the Collateral Agent.

(d) No Default or Event of Default shall have occurred and be continuing after giving effect to this Amendment.

(e) Borrower shall have paid all outstanding costs and expenses of the Agents (including, without limitation, the fees, costs and expenses of counsel to the Agents) incurred from and after the Closing Date through the date of this Amendment.

Section 14. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agents and the Lenders that, as of the date hereof and after giving effect to this Amendment, (a) all representations and warranties set forth in the Credit Agreement, the Security Agreement and in any other Loan Document are true and correct in all material respects as if made again on and as of such date (except those, if any, which by their terms specifically relate only to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date), (b) no Default or Event of Default has occurred and is continuing, and (c) the Credit Agreement (as amended by this Amendment), the Security Agreement (as amended by this Amendment) and all other Loan Documents are and remain legal, valid, binding and enforceable obligations of the Loan Parties in accordance with the terms thereof except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles (regardless of whether enforcement is sought in equity or at law).

Section 15. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by any Agent or any Lender shall affect the representations and warranties or the right of the Agents and the Lenders to rely upon them. If any representation or warranty made in this Amendment is false in any material respect as of the date made or deemed made, then such shall constitute an Event of Default under the Credit Agreement.

Section 16. Reference to Agreement. Each of the Loan Documents, including the Credit Agreement and the Security Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement or the Security Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement or the Security Agreement, as applicable, whether direct or indirect, shall mean a reference to the Credit Agreement or the Security Agreement, as applicable, as amended hereby. This Amendment shall constitute a Loan Document under the Credit Agreement.

Section 17. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 18. Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 19. Limited Effect. This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be a waiver of any rights or remedies any Agent or Lender may have under the Credit Agreement or the Security Agreement or under any other Loan Document, and shall not be considered to create a course of dealing or to otherwise obligate in any respect any Agent or Lender to execute similar or other amendments or grant any waivers under the same or similar or other circumstances in the future.

Section 20. Ratification by Guarantors. The Guarantors acknowledge that their respective consents to this Amendment are not required, but the Guarantors nevertheless hereby agree and consent to this Amendment and to the documents and agreements referred to herein. The Guarantors agree and acknowledge that (i) notwithstanding the effectiveness of this Amendment, the Guarantors’ respective Guarantees shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of the Guarantors’ respective Guarantees or any other Loan Document executed by the Guarantors (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects. The Guarantors hereby agree and acknowledge that no other agreement, instrument, consent or document shall be required to give effect to this Section 20. The Guarantors hereby further acknowledge that Borrower, the Agents and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of the Loan Documents without notice to or consent from the Guarantors and without affecting the validity or enforceability of the Guarantors’ respective Guarantees or giving rise to any reduction, limitation, impairment, discharge or termination of the Guarantors’ respective Guarantees.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated First Lien Credit Agreement and First Amendment to Security Agreement and Consent to Amendment to Intercreditor Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

KCHS HOLDINGS, INC., as Holdings

By:	/s/ Mary Jane Graves
Name:	Mary Jane Graves
Title:	Vice President & Chief Financial Officer

CRITICAL HOMECARE SOLUTIONS, INC., as Borrower

By:	/s/ Mary Jane Graves
Name:	Mary Jane Graves
Title:	Vice President & Chief Financial Officer

SUBSIDIARY GUARANTORS:

SPECIALTY PHARMA, INC.
NEW ENGLAND HOME THERAPIES, INC.
PROFESSIONAL HOME CARE SERVICES, INC.
DEACONESS ENTERPRISES, INC.
DEACONESS HOMECARE, INC.
ELK VALLEY HEALTH SERVICES, INC.
ELK VALLEY PROFESSIONAL AFFILIATES, INC.
ELK VALLEY HOME HEALTH CARE AGENCY, INC.
CEDAR CREEK HOME HEALTH CARE AGENCY, INC.
GERICARE, INC.
INFUSION PARTNERS, INC.
KNOXVILLE HOME THERAPIES, LLC
REGIONAL AMBULATORY DIAGNOSTICS, INC.
SOUTH MISSISSIPPI HOME HEALTH, INC.
SOUTH MISSISSIPPI HOME HEALTH, INC. – REGION I
SOUTH MISSISSIPPI HOME HEALTH, INC. – REGION II
SOUTH MISSISSIPPI HOME HEALTH, INC. – REGION III
INFUSION SOLUTIONS, INC.
APPLIED HEALTH CARE, INC.

By:	/s/ Mary Jane Graves
Name:	Mary Jane Graves
Title:	Vice President & Chief Financial Officer

First Amendment to Amended and Restated First Lien Credit Agreement

  and First Amendment to Security Agreement and Consent to Amendment to Intercreditor Agreement

JEFFERIES FINANCE LLC, as Administrative Agent, Collateral Agent, Arranger and Book Manager

By:	/s/ E.J. Hess
Name:	E.J. Hess
Title:	Managing Director

CHURCHILL FINANCIAL LLC, as Syndication Agent

By:	/s/ Christopher Cox
Name:	Christopher Cox
Title:	Managing Director

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as Documentation Agents, as a Lender and as Issuing Bank

By:	/s/
Name:
Title:	Vice President

JEFFERIES FINANCE CP FUNDING, LLC, as a Lender

By:	/s/ E.J. Hess
Name:	E.J. Hess
Title:	Managing Director

CHURCHILL FINANCIAL CAYMAN LTD., by its agent, Churchill Financial LLC, as a Lender

By:	/s/ Christopher Cox
Name:	Christopher Cox
Title:	Managing Director

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ John Dale
Name:	John Dale
Title:	Duly Authorized Signatory

GLADSTONE INVESTMENT CORPORATION, as a Lender

By:	/s/ John O. Sateri
Name:	John O. Sateri
Title:	Managing Director

First Amendment to Amended and Restated First Lien Credit Agreement

  and First Amendment to Security Agreement and Consent to Amendment to Intercreditor Agreement

THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Lender

By:	/s/ Terence Sullivan
Name:	Terence Sullivan
Title:	Managing Director

JEFFERIES FINANCE LLC, as Swingline Lender

By:	/s/ E. J. Hess
Name:	E. J. Hess
Title:	Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,
as a Lender

	By:	Babson Capital Management LLC, as Investment Adviser

By:	/s/ Casey McKinsey
Name: Casey McKinsey
Title:	Director

BABSON CLO LTD. 2007-I, as a Lender

	By:	Babson Capital Management LLC, as Collateral Manager

By:	/s/ Casey McKinsey
Name:	Casey McKinsey
Title:	Director

BABSON MID-MARKET CLO LTD. 2007-II, as a Lender

	By:	Babson Capital Management LLC, as Collateral Manager

By:	/s/ Casey McKinsey
Name:	Casey McKinsey
Title:	Director

First Amendment to Amended and Restated First Lien Credit Agreement

  and First Amendment to Security Agreement and Consent to Amendment to Intercreditor Agreement

CIFC FUNDING 2007-I, LTD., as a Lender

By:	/s/ Sean O. Dougherty
Name:	Sean O. Dougherty
Title:	General Counsel

CIFC FUNDING 2006-III, LTD., as a Lender

By:	/s/ Sean O. Dougherty
Name:	Sean O. Dougherty
Title:	General Counsel

GSCP (NJ), L.P., on behalf of each of the following funds, in its capacity as Collateral Manager:

GSC PARTNERS CDO FUND VI, LIMITED
GSC PARTNERS CDO FUND VII, LIMITED
GSC GROUP CDO FUND VIII, LIMITED
GSC GROUP CDO FUND X, LIMITED
GSC CAPITAL CORP. LOAN FUND FUNDING 2005-1,
as Lenders

By:	/s/ Seth Katzenstein
Name:	Seth Katzenstein
Title:	Authorized Signatory

DENALI CAPITAL CLO III, LTD., as a Lender

By:	/s/ Nicole D. Kouba
Name:	Nicole D. Kouba
Title:	Vice President

DENALI CAPITAL CLO IV, LTD., as a Lender

By:	/s/ Nicole D. Kouba
Name:	Nicole D. Kouba
Title:	Vice President

DENALI CAPITAL CLO VI, LTD., as a Lender

By:	/s/ Nicole D. Kouba
Name:	Nicole D. Kouba
Title:	Vice President

First Amendment to Amended and Restated First Lien Credit Agreement

  and First Amendment to Security Agreement and Consent to Amendment to Intercreditor Agreement

MONUMENT PARK CDO LTD., as a Lender

	By:	Blackstone Debt Advisors L.P., as Collateral Manager

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Senior Managing Director

LAFAYETTE SQUARE CDO LTD., as a Lender

	By:	Blackstone Debt Advisors L.P., as Collateral Manager

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Senior Managing Director

INWOOD PARK CDO LTD., as a Lender

	By:	Blackstone Debt Advisors L.P., as Interim Collateral Manager

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Senior Managing Director

First Amendment to Amended and Restated First Lien Credit Agreement

  and First Amendment to Security Agreement and Consent to Amendment to Intercreditor Agreement

EXHIBIT A TO AMENDMENT1

Test Period End Date	(A) Consolidated EBITDA Amount	(B) Consolidated EBITDA Amount
March 31, 2007	$22,250,000	$22,250,000
June 30, 2007	$22,500,000	$22,500,000
September 30, 2007	$25,750,000	$24,550,000
December 31, 2007	$26,500,000	$25,300,000
March 31, 2008	$27,000,000	$25,800,000
June 30, 2008	$27,750,000	$26,550,000
September 30, 2008	$28,500,000	$27,300,000
December 31, 2008	$29,250,000	$28,050,000
March 31, 2009	$30,250,000	$29,050,000
June 30, 2009	$30,250,000	$29,050,000
September 30, 2009	$31,250,000	$30,050,000
December 31, 2009	$32,250,000	$31,050,000
March 31, 2010	$35,250,000	$34,050,000
June 30, 2010	$35,250,000	$34,050,000
September 30, 2010	$35,250,000	$34,050,000
December 31, 2010	$35,250,000	$34,050,000
March 31, 2011	$37,250,000	$36,050,000
June 30, 2011	$37,250,000	$36,050,000
September 30, 2011	$37,250,000	$36,050,000
December 31, 2011	$37,250,000	$36,050,000

[1]

The minimum Consolidated EBITDA required under Section 6.10(a) will be equal to (i) the amounts set forth in Column (A) if the East Goshen Acquisition is completed on or before September 14, 2007 and (ii) the amounts set forth in Column (B) if the East Goshen Acquisition is not completed on or prior to September 14, 2007, in each case for the respective dates indicated.

First Amendment to Amended and Restated First Lien Credit Agreement

  and First Amendment to Security Agreement and Consent to Amendment to Intercreditor Agreement

EXHIBIT B TO AMENDMENT

Test Period End Date	Total Leverage Ratio
March 31, 2007	5.75:1.00
June 30, 2007	5.75:1.00
September 30, 2007	5.50:1.00
December 31, 2007	5.50:1.00
March 31, 2008	5.25:1.00
June 30, 2008	5.00:1.00
September 30, 2008	4.75:1.00
December 31, 2008	4.50:1.00
March 31, 2009	4.25:1.00
June 30, 2009	4.00:1.00
September 30, 2009	3.75:1.00
December 31, 2009	3.75:1.00
March 31, 2010	3.00:1.00
June 30, 2010	3.00:1.00
September 30, 2010	3.00:1.00
December 31, 2010	3.00:1.00
March 31, 2011	2.75:1.00
June 30, 2011	2.75:1.00
September 30, 2011	2.75:1.00
December 31, 2011	2.75:1.00

First Amendment to Amended and Restated First Lien Credit Agreement

  and First Amendment to Security Agreement and Consent to Amendment to Intercreditor Agreement

EXHIBIT C TO AMENDMENT

Period	Capital Expenditure Amount
March 31, 2007	$4,750,000
June 30, 2007	$5,000,000
September 30, 2007	$5,750,000
December 31, 2007	$6,000,000
March 31, 2008	$5,750,000
June 30, 2008	$5,400,000
September 30, 2008	$4,900,000
December 31, 2008	$4,900,000
March 31, 2009	$4,900,000
June 30, 2009	$4,900,000
September 30, 2009	$4,900,000
December 31, 2009	$4,900,000
March 31, 2010, and March 31, June 30, September 30 and December 31 of each year thereafter	$5,500,000

First Amendment to Amended and Restated First Lien Credit Agreement

  and First Amendment to Security Agreement and Consent to Amendment to Intercreditor Agreement

EXHIBIT D TO AMENDMENT

Annex II

Amortization Table

Date	Term Loan Amount
March 31, 2007	$625,000
June 30, 2007	$625,000
September 30, 2007	$725,000
December 31, 2007	$725,000
March 31, 2008	$725,000
June 30, 2008	$725,000
September 30, 2008	$725,000
December 31, 2008	$725,000
March 31, 2009	$1,450,000
June 30, 2009	$1,450,000
September 30, 2009	$1,450,000
December 31, 2009	$1,450,000
March 31, 2010	$2,175,000
June 30, 2010	$2,175,000
September 30, 2010	$2,175,000
December 31, 2010	$2,175,000
March 31, 2011	$2,900,000
June 30, 2011	$2,900,000
September 30, 2011	$2,900,000
December 31, 2011	$2,900,000
Term Loan Maturity Date	$84,300,000

First Amendment to Amended and Restated First Lien Credit Agreement

  and First Amendment to Security Agreement and Consent to Amendment to Intercreditor Agreement

EXHIBIT E TO AMENDMENT

Annex III

Lenders and Commitments

Lender	Addresses for Notices	Amount of Revolving Commitment	Amount of Closing Date Term Loan Commitment	Amount of Delayed Draw Term Loan Commitment	Amount of Initial New Term Loan Commitment
Jefferies Finance CP Funding LLC	520 Madison Avenue New York, NY 10022 Attention: Account Officer – Critical Homecare Solutions Telecopy No.: (212) 284-3444	$12,000,000	$57,960,000	$5,040,000	10,080,000
Churchill Financial Cayman, Ltd.	c/o Churchill Financial LLC 400 Park Avenue Suite 1510 New York, New York 10022 Attention: Artis Lin Vice President Telecopy No.: (212) 763-4613	$5,000,000	$9,200,000	$800,000	1,600,000
General Electric Capital Corporation	c/o GE Healthcare Financial Services 500 W. Monroe Street 11th Floor Chicago, Illinois 60661 Attention: Rochelle Nuttleman Telecopy No.: (866) 880-7049	$2,000,000	$7,360,000	$640,000	1,280,000
Gladstone Investment Corporation	245 Park Avenue 24th Floor New York, NY 10167 Attention: Laura Gladstone Telecopy No.: (212) 372-8798	—	$3,680,000	$320,000	640,000
Merrill Lynch Capital	222 N. LaSalle Street 16th Floor Chicago, Illinois 60601 Attention: Matthew Lane Telecopy No.: (312) 750-6240	$1,000,000	$9,200,000	$800,000	1,600,000
The CIT Group/Equipment Financing, Inc.	383 Main Avenue Norwalk, Connecticut 06851 Attention: Terence J. Sullivan Telecopy No.: (203) 840-3329	—	$4,600,000	$400,000	800,000
Massachusetts Mutual Life Insurance Company					—
Babson CLO Ltd. 2007-I					—
Babson Mid-Market CLO Ltd. 2007-II					—
CIFC Funding 2007-I, Ltd.					—
CIFC Funding 2006-III, Ltd.					—

First Amendment to Amended and Restated First Lien Credit Agreement

  and First Amendment to Security Agreement and Consent to Amendment to Intercreditor Agreement

Lender	Addresses for Notices	Amount of Revolving Commitment	Amount of Closing Date Term Loan Commitment	Amount of Delayed Draw Term Loan Commitment	Amount of Initial New Term Loan Commitment
GSC Partners CDO Fund VI, Limited					—
GSC Partners CDO Fund VII, Limited					—
GSC Group CDO Fund VIII, Limited					—
GSC Group CDO Fund X, Limited					—
GSC Capital Corp. Loan Funding 2005-I					—
Denali Capital CLO III, Ltd.					—
Denali Capital CLO IV, Ltd.					—
Denali Capital CLO VI, Ltd.					—
Monument Park CDO Ltd.					—
Lafayette Square CDO Ltd.					—
Inwood Park CDO Ltd.					—

First Amendment to Amended and Restated First Lien Credit Agreement

  and First Amendment to Security Agreement and Consent to Amendment to Intercreditor Agreement